SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                FORM 8-K


     CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                         EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):  November 13, 1999
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                             Oak Industries Inc.
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           (Exact name of registrant as specified in its charter)


       Delaware                       1-4474                 36-1569000
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(State or other jurisdiction   (Commission File Number)    (IRS Employer
     of incorporation)                                      Identification
                                                            No.)





1000 Winter Street,   Waltham, MA                               02451
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  781.890.0400
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(Former name or former address, if changed since last report)



                   INFORMATION TO BE INCLUDED IN THE REPORT




ITEM 5.  OTHER EVENTS.

On November 13, 1999, Oak Industries Inc., a Delaware corporation, Corning Incorporated ("Corning"), a New York corporation, and Riesling Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Corning, entered into an Agreement and Plan of Merger (the "Merger Agreement").

The Merger Agreement is filed herewith as Exhibit 99 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c)    Exhibits.

         Exhibit 99 - Agreement and Plan of Merger dated as of
                      November 13, 1999 among Oak Industries Inc., a Delaware corporation, Corning Incorporated, a New York corporation, and Riesling Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Corning.






                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            OAK INDUSTRIES INC.



                                            By:  /s/Pamela F. Lenehan
                                               --------------------------
                                               Pamela F. Lenehan
                                               Senior Vice President,
                                               Corporate Development
                                               and Treasurer

Dated:  December 3, 1999






                              EXHIBIT INDEX


Exhibit No.    Description

   99 Agreement and Plan of Merger dated as of November 13, 1999 among Oak Industries Inc., a Delaware corporation, Corning Incorporated, a New York corporation, and Riesling
               Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Corning.